Exhibit 10

Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated March 23, 2001, with respect to the financial statements of Keyport Benefit Life Insurance Company and the financial statements of Keyport Benefit Life Insurance Company-Variable Account A, included in this Post-Effective Amendment No. 4 to the Registration Statement (Form N-4, Nos. 333-75157 and 811-08635).

/s/ERNST & YOUNG LLP

Boston, Massachusetts

April 27, 2001